SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): October 1, 2002

FIRST STATE BANCORPORATION
(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Jefferson, N.E., Albuquerque, New Mexico		87109
(Address of Principal Executive Offices)		(Zip Code)

(505) 241-7500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

This Amendment No. 1 to Current Report on Form 8-K/A amends and supplements Item 7 of the Current Report on Form 8-K, dated October 1, 2002 and filed on October 11, 2002 by First State Bancorporation, a New Mexico corporation (“First State”), to include the remaining required financial information with respect to First State’s acquisition of First Community Industrial Bank, a Colorado industrial bank, from Blazer Financial Corporation, a Louisiana corporation and an indirect wholly-owned subsidiary of Washington Mutual, Inc.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

(1)	First Community Industrial Bank Unaudited Condensed Balance Sheet as of September 30, 2002

(b)	Pro Forma Financial Information.

(1)	First State Bancorporation Unaudited Pro Forma Combined Condensed Financial Information
(2)	First State Bancorporation Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2002
(3)	First State Bancorporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 2002
(4)	First State Bancorporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2001
(5)	Notes to the Unaudited Pro Forma Combined Condensed Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION COMPANY

Date: December 13, 2002	By:	/s/ H. PATRICK DEE
H. Patrick Dee Executive Vice President and Chief Operating Officer

INDEX TO FINANCIAL STATEMENTS

First Community Industrial Bank Unaudited Condensed Balance Sheet as of September 30, 2002	F-2

First State Bancorporation Unaudited Pro Forma Combined Condensed Financial Information	F-3

First State Bancorporation Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2002	F-4

First State Bancorporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 2002	F-5

First State Bancorporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2001	F-6

Notes to the Unaudited Pro Forma Combined Condensed Financial Information	F-7

First Community Industrial Bank
Unaudited Condensed Balance Sheet as of September 30, 2002
(Dollars in thousands)

September 30, 2002
Assets
Cash and due from banks	$3,988
Interest-bearing bank balances	4,827

Securities:
Available for sale	12,781
Federal Reserve Board and Federal Home Loan Bank stock	5,867

Loans:
Loans held for investment	346,204
Less: allowance for loan losses	4,172

Net loans	342,032

Premises and equipment, net	126
Accrued interest receivable	2,030
Other assets	1,020

Total assets	$372,671

Liabilities and Stockholder’s Equity

Deposits:
Non-interest bearing	$71
Interest bearing	240,457

Total deposits	240,528

Borrowed funds	100,000
Accrued interest payable	1,264
Other liabilities	116

Total liabilities	341,908

Stockholder’s equity:
Common stock	24,254
Retained earnings	5,885
Unrealized gains	624

Total stockholder’s equity	30,763

Total liabilities and stockholders’ equity	$372,671

First State Bancorporation
Unaudited Pro Forma Combined Condensed Financial Information

On October 1, 2002, First State Bancorporation (FSB) completed the acquisition and merger of First Community Industrial Bank (First Community) into its wholly owned subsidiary, First State Bank N.M. FSB purchased First Community, which was an indirect subsidiary of Washington Mutual, Inc., for approximately $67.1 million. FSB financed this acquisition through a public offering of its common stock in August 2002, which netted approximately $51.4 million and through the issuance of approximately $25.0 million in trust preferred securities in June of 2002.

The following unaudited pro forma combined condensed financial information and explanatory notes are presented to show the impact of the merger of First Community with and into First State Bank N.M. on FSB’s historical financial position and results of operations. The merger is reflected in the pro forma financial information using the purchase method of accounting.

The Unaudited Pro Forma Combined Condensed Balance Sheet reflects the historical financial position of FSB and First Community as of September 30, 2002 with pro forma adjustments based on the assumption that the merger was effective September 30, 2002. The Unaudited Pro Forma Combined Condensed Statements of Operations assume that the merger was consummated on January 1 of the earliest indicated period. The adjustments are based on information available and certain assumptions that we believe are reasonable.

The following information should be read in conjunction with, and is qualified in its entirety by, the consolidated financial statements and accompanying notes of FSB and the consolidated financial statements and accompanying notes of First Community. Interim results of FSB and First Community as of and for the nine months ended September 30, 2002 are not necessarily indicative of results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of the periods indicated.

The unaudited pro forma financial information is intended for informational purposes and is not necessarily indicative of the future financial position or future operating results of the combined company or of the financial position or operating results of the combined company that would have actually occurred had the merger been in effect as of the date or for the periods presented.

First State Bancorporation
Unaudited Pro Forma Combined Condensed Balance Sheet
(Dollars in thousands)

The following unaudited pro forma combined condensed balance sheet combines our (FSB) consolidated historical balance sheet with the historical balance sheet of First Community Industrial Bank (FCIB) assuming the companies had been combined as of September 30, 2002, on a purchase accounting basis.

	September 30, 2002
	FSB Historical	FCIB Historical	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash and due from banks	$36,448	$3,988	$—		$40,436
Interest-bearing bank balances	42,848	4,827	(16,078	)(2)	31,597
Federal funds sold	52,653	—	(52,653	)(2)	—

Securities:
Available for sale	111,470	12,781	—		124,251
Held to maturity	75,215	—	—		75,215
Federal Reserve Board and Federal Home Loan Bank stock	2,332	5,867	—		8,199

Loans:
Loans available for sale	—	—	9,200	(2)	9,200
Loans held for investment	637,300	346,204	(12,044	)(2)	971,460
Less: allowance for loan losses	8,048	4,172	(1,007	)(2)	11,213

Net loans	629,252	342,032	(1,837)		969,447

Premises and equipment, net	15,036	126	—		15,162
Accrued interest receivable	3,495	2,030	—		5,525
Intangible assets	361	—	43,892	(1)(2)	44,253
Other assets	29,437	1,020	(178	)(2)	30,279

Total assets	$998,547	$372,671	$(26,854)		$1,344,364

Liabilities and Stockholders’ Equity

Deposits:
Non-interest bearing	$176,522	$71	$—		$176,593
Interest bearing	607,879	240,457	1,530	(2)	849,866

Total deposits	784,401	240,528	1,530		1,026,459

Securities sold under agreements to repurchase	61,975	—	—		61,975
Borrowed funds	1,001	100,000	1,957	(2)	102,958
Trust preferred debt	32,500	—	—		32,500
Accrued interest payable	1,365	1,264	—		2,629
Other liabilities	2,052	116	422	(2)	2,590

Total liabilities	883,294	341,908	3,909		1,229,111

Stockholders’ equity:
Common stock	77,190	24,254	(24,254	)(2)	77,190
Retained earnings	37,279	5,885	(5,885	)(2)	37,279
Unrealized gains	784	624	(624	)(2)	784

Total stockholders’ equity	115,253	30,763	(30,763)		115,253

Total liabilities and stockholders’ equity	$998,547	$372,671	$(26,854)		$1,344,364

See notes to the unaudited pro forma combined condensed financial information.

First State Bancorporation
Unaudited Pro Forma Combined Condensed Statement of Operations
(Dollars in thousands, except share data)

The following unaudited pro forma combined condensed statement of operations combines our (FSB) consolidated historical statements of operations with that of First Community Industrial Bank (FCIB) assuming the companies had been combined as of January 1, 2002, on a purchase accounting basis.

	For the Nine Months Ended September 30, 2002
	FSB Historical	FCIB Historical	Pro Forma Adjustments		Pro Forma Combined
Interest income:
Interest and fees on loans	$33,793	$23,889	$(490	)(3)	$57,192
Interest and dividends on securities:
Taxable securities	6,599	1,173	(1,075	)(3)	6,697
Non-taxable securities	113	101	(101	)(3)	113

Total interest and dividends on securities	6,712	1,274	(1,176)		6,810

Federal funds sold and interest bearing bank balances	465	403	(215	)(3)	653

Total interest income	40,970	25,566	(1,881)		64,655

Interest expense:
Interest on deposits	10,732	7,392	(884	)(3)	17,240
Short-term borrowings	460	—	—		460
Long-term borrowings	714	3,692	(1,356	)(3)	3,050

Total interest expense	11,906	11,084	(2,240)		20,750

Net interest income before provision for loan losses	29,064	14,482	359		43,905

Provision for loan losses	1,657	1,770	—		3,427

Net interest income after provision for loan losses	27,407	12,712	359		40,478

Non-interest income	9,134	38	—		9,172
Non-interest expenses	26,097	5,291	79	(3)	31,467

Income before taxes	10,444	7,459	280		18,183
Income tax expense	3,827	3,042	103	(3)	6,972

Net income	$6,617	$4,417	$177		$11,211

Average common shares outstanding, basic	5,288,664		2,015,384	(4)	7,304,048
Average common shares outstanding, diluted	5,485,968		2,015,384	(4)	7,501,352
Basic earnings per share	$1.25				$1.53
Diluted earnings per share	$1.21				$1.49

See notes to the unaudited pro forma combined condensed financial information.

First State Bancorporation
Unaudited Pro Forma Combined Condensed Statement of Operations
(Dollars in thousands, except share data)

The following unaudited pro forma combined condensed statement of operations combines our (FSB) consolidated historical statements of operations with that of First Community Industrial Bank (FCIB) assuming the companies had been combined as of January 1, 2001, on a purchase accounting basis.

	For the Year Ended December 31, 2001
	FSB Historical	FCIB Historical	Pro Forma Adjustments		Pro Forma Combined
Interest income:
Interest and fees on loans	$46,650	$37,753	$(612	)(3)	$83,791
Interest and dividends on securities:
Taxable securities	8,092	1,988	(1,461	)(3)	8,619
Non-taxable securities	174	107	(107	)(3)	174

Total interest and dividends on securities	8,266	2,095	(1,568)		8,793
Federal funds sold and interest bearing bank balances	798	443	(286	)(3)	955

Total interest income	55,714	40,291	(2,466)		93,539

Interest expense:
Interest on deposits	18,181	12,728	(1,001	)(3)	29,908
Short-term borrowings	2,160	—	—		2,160
Long-term borrowings	138	6,668	(1,316	)(3)	5,490

Total interest expense	20,479	19,396	(2,317)		37,558

Net interest income before provision for loan losses	35,235	20,895	(149)		55,981
Provision for loan losses	2,386	1,124	—		3,510

Net interest income after provision for loan losses	32,849	19,771	(149)		52,471
Non-interest income	9,414	92	—		9,506
Non-interest expenses	29,600	7,936	105	(3)	37,641

Income before taxes	12,663	11,927	(254)		24,336
Income tax expense	4,521	4,562	(91	)(3)	8,992

Net income	$8,142	$7,365	$(163)		$15,344

Average Common Shares Outstanding, basic	4,892,657		2,415,000	(4)	7,307,657
Average Common Shares Outstanding, diluted	5,049,349		2,415,000	(4)	7,464,349
Basic earnings per share	$1.66				$2.10
Diluted earnings per share	$1.61				$2.06

See notes to the unaudited pro forma combined condensed financial information.

First State Bancorporation
Notes to the Unaudited Pro Forma Combined Condensed Financial Information

Basis of Presentation

The acquisition will be accounted for using the purchase method of accounting, and accordingly, the assets and liabilities of First Community Industrial Bank (First Community or FCIB) will be recorded at their respective fair values on the date the merger is completed.

The pro forma financial information includes estimated adjustments to record certain assets and liabilities of First Community at their respective fair values. The actual adjustments may be materially different from the unaudited pro forma adjustments presented herein.

The final allocation of the purchase price will be determined after completion of thorough analyses to determine the fair values of First Community’s tangible and identifiable intangible assets and liabilities as of October 1, 2002. Any change in the fair value of First Community’s net assets will change the amount of the purchase price allocable to goodwill.

Certain merger-related adjustments are not included in the pro forma statements of operations since they will be recorded in the combined results of operations after completion of the merger and are not indicative of what the historical results of the combined companies would have been had the companies been actually combined during the periods presented.

First State Bancorporation adjustments and pro forma adjustments

(1)
The computation of the purchase price, the allocation of the purchase price to net assets of First Community based on fair values estimated at September 30, 2002, and the resulting goodwill are presented below (in thousands).

PURCHASE PRICE
Consideration for FCIB common shares		$67,154
NET ASSETS ACQUIRED
FCIB stockholder’s equity	$30,763	30,763

Excess purchase price over carrying value of net assets acquired		36,391
Fair value adjustments:
Loans available for sale	3,964
Allowance for loan losses	(1,007)
Loan portfolio	(1,120)
Fixed maturity deposits	1,530	3,367

Acquisition costs:
Investment banking and professional fees		1,577

Other:
Prepayment penalty of FHLB debt	1,957
Severance payments	422
Miscellaneous	178	2,557

Core deposit intangible		881

Goodwill		$43,011

(2)	The pro forma adjustments related to the pro forma combined condensed balance sheet at September 30, 2002, are presented below (in thousands).

	Adjustments increase (decrease)
ASSETS
Cash and due from banks:
Cash consideration paid for First Community’s common shares	$(67,154)
Investment banking and professional fees	(1,577)	$(68,731)

Loans:
Loans available for sale fair value adjustment (a)	(3,964)
Loans held for investment fair value adjustment	1,120
Allowance for loan losses attributable to loans available for sale (a)	1,007	(1,837)

Intangible assets:
Goodwill	43,011
Core deposit intangible	881	43,892

Other assets:
Other		(178)

		$(26,854)

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Interest-bearing deposits:
Fixed maturity deposits, fair value adjustment		$1,530
Borrowed funds:
Prepayment penalty FHLB debt (b)		1,957
Other liabilities:
Severance payments		422

Total liabilities		3,909

Stockholders’ equity:
Common stock:
Elimination of First Community’s common stock		(24,254)
Retained earnings:
Elimination of remaining First Community retained earnings		(5,885)
Unrealized gains:
Elimination of First Community unrealized gains		(624)

Total stockholders’ equity		(30,763)

		$(26,854)

(a)    Loans with a balance of approximately $13.1 million are currently in negotiations to be sold at a discount of approximately $3.9 million. The allowance for loan losses associated with these loans at September 30, 2002 is approximately $1.0 million. The effect of this transaction has been included in the pro forma balance sheet at September 30, 2002, as this loan sale represents the estimated fair value of these acquired loans and is currently in negotiations.

(b)    The prepayment penalty of FHLB debt is due to FSB’s election to prepay $100 million of FHLB debt with an average interest rate of 4.85% acquired from FCIB. FSB refinanced the debt at an average rate of 2.09%, however due to the debt prepayment, FSB incurred a prepayment penalty of $1.957 million.

(3)
The pro forma adjustments related to the pro forma combined condensed statements of operations for the nine months ended September 30, 2002, and for the year ended December 31, 2001, are presented below (in thousands).

	Nine Months Ended September 30, 2002 Increase (decrease)	Year Ended December 31, 2001 Increase (decrease)
INTEREST INCOME
Amortization of the loan fair value adjustment using the effective interest method	$(490)	$(612)
Elimination of securities and federal funds sold income for the dividend of capital	(1,391)	(1,854)

Total interest income adjustment	(1,881)	(2,466)

INTEREST EXPENSE
Amortization of the fixed maturity deposits fair value adjustment using the straight line method over the estimated remaining contractual maturities	(884)	(1,001)
Long-term borrowings
Pro forma adjustment of interest expense on FHLB advances to reflect current rates at October 1, 2002	(2,068)	(2,758)
Interest on trust preferred junior subordinated debentures at 5.59%, plus amortization of issuance costs	712	1,442

Total interet expense adjustment	(2,240)	(2,317)

Total net interest income adjustment	359	(149)

NON-INTEREST EXPENSES
Amortization of the core deposit intangible over a period of ten years using the double declining balance method	79	105

Total non-interest expenses adjustment	79	105

Increase (decrease) in income before income taxes	280	(254)
Income tax expense	103	(91)

Increase (decrease) in income	$177	$(163)

(4)	The pro forma computation of basic and diluted average common shares outstanding for the nine months ended September 30, 2002, and for the year ended December 31, 2001, is presented below.

	Nine Months Ended September 30, 2002	Year Ended December 31, 2001
Average common shares outstanding, basic:
Average common shares outstanding, basic	5,288,664	4,892,657
Average common share effect of shares issued in August 2002	2,015,384	2,415,000

	7,304,048	7,307,657

Average common shares outstanding, diluted:
Average common shares outstanding, diluted	5,485,968	5,049,349
Average common share effect of shares issued in August 2002	2,015,384	2,415,000

	7,501,352	7,464,349